UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 1, 2023

JANEL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-60608	86-1005291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Eighth Avenue, New York, New York 10011
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 373-5895

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
N/A	N/A	N/A

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 1, 2023, Dominique Schulte and Brendan J. Killackey resigned from the Board of Directors (the “Board”) of Janel Corporation (the “Company”), effective January 1, 2023. Ms. Schulte also resigned as President and Chief Executive Officer (“CEO”) of the Company, effective January 1, 2023. Ms. Schulte will remain with the Company as an advisor. Mr. Killackey will remain with the Company as Chief Information Officer.

On January 1, 2023, the Board, upon the recommendation of its Nominating and Corporate Governance Committee, elected Darren Seirer, age 48, to serve as a director until the next annual meeting of stockholders and until his successor is duly elected and qualifies, and appointed Mr. Seirer to serve as president and CEO of the Company, effective January 1, 2023. Furthermore, upon the recommendation of its Nominating and Corporate Governance Committee, the Board appointed Mr. Seirer to serve as the Chairman of the Board and to serve on the Board’s Nominating and Corporate Governance Committee, effective January 1, 2023.

Since 2019, Mr. Seirer has been a private investor and since 2021 has served as an advisor to the Company. Mr. Seirer was previously at Select Equity Group, L.P. from 1993-2019.

On January 1, 2023, the Board, upon the recommendation of its Nominating and Corporate Governance Committee, elected John Eidinger, age 42, to serve as a director until the next annual meeting of stockholders and until his successor is duly elected and qualifies, effective January 1, 2023. Furthermore, upon the recommendation of its Nominating and Corporate Governance Committee, the Board appointed Mr. Eidinger to serve as the Vice Chairman of the Board and to serve on the Board’s Nominating and Corporate Governance Committee, effective January 1, 2023.

Since 2019, Mr. Eidinger has advised and assisted the Company in business development. Previously, Mr. Eidinger was a private investor. From 2011 until 2017, Mr. Eidinger was an associate portfolio manager for Select Equity Group, L.P.

(d) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANEL CORPORATION

(Registrant)

Date: January 6, 2023	By:	/s/ Vincent A. Verde
Name:Vincent A. Verde
Title: Principal Financial Officer